Great Plains Energy

Merrill Lynch
Power and Gas Conference

September 23-24, 2008

Exhibit 99.1
Terry Bassham, CFO
Executive Vice President
Finance & Strategic Development

Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of the Comprehensive Energy Plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in the regional, national and international markets, including but not limited to regional and national wholesale electricity markets; market perception of the energy industry, Great Plains
Energy, Kansas City Power & Light Company (KCP&L) and Aquila, which is doing business as KCP&L Greater
Missouri Operations Company (KCP&L GMO); changes in business strategy, operations or development plans;
effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates KCP&L and KCP&L GMO can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on pension plan assets and costs; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including weather-related damage; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity and environmental projects; nuclear operations; workforce risks, including retirement compensation and benefits costs; the ability to successfully integrate KCP&L and
KCP&L GMO operations and the timing and amount of resulting synergy savings; and other risks and uncertainties. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s most recent quarterly reports on Form 10-Q or Annual Reports on Form 10-K filed with the Securities and Exchange
Commission. This list of factors is not all-inclusive because it is not possible to predict all factors.
Forward Looking Statement

Iowa
Nebraska
Missouri
Kansas
KCP&L
Aquila

GREAT PLAINS ENERGY

Regulated vertically integrated electric utility
operations:
 • $7.7 billion in assets*
 • $1.9 billion in revenues*
 • $2.7 billion market cap - NYSE:GXP
 • Approx. 800,000 customers in KS and MO
 • Low retail utility rates
 • Total generation capacity of over 5,700 MWs
Solid Midwest electric utility - KCP&L Brand
Capable, experienced management team
Investment grade credit rating
Building a platform for long-term earnings
growth:
 Additions to rate base
 Synergies from Aquila transaction
Annualized dividend of $1.66/share
* Based on unaudited proforma financial statements filed in 8K dated August 13, 2008
Great Plains Energy Business Overview

• Rate base growth through KCP&L’s Comprehensive
 Energy Plan and plant investments by KCP&L GMO
 (Aquila)
• Aquila integration and synergy target attainment
• Rate case filings to include investments in rate
 base and to share synergies with customers
Three Key Initiatives

Mike Chesser - CEO
37 years experience
Terry Bassham - CFO
22 years experience
Bill Downey - COO
37 years experience
John Marshall - EVP
Utility Operations
32 years experience
•Accounting
•Finance and IR
•Risk Management
•Strategic Planning
•Internal Audit
•Construction
•Regulatory
•Public Affairs
•Business Planning
•Utility Operations
•Supply - Generation
•Delivery - T&D
•Corporate Services
Leadership Team members have an average of
23 years of industry experience
Direct Reports’ Average
Years of Industry Experience
17 years
23 years
20 years
Current Key
Responsibilities
Experienced Management Team
Aligned to Succeed

Comprehensive Energy Plan
& KCP&L GMO Plant Investments

Spearville Wind Energy Facility
✓ 100MW completed on schedule and under budget
LaCygne
✓ Phase 1: Unit 1 SCR - Completed on schedule, under budget, and performing per specification
• Phase 2: Unit 1 - bag house and scrubber environmental upgrades:
    >Project Definition Report completed in Q3 2007
    >Evaluating upgrade of Unit 2 at the same time
Iatan Unit 1
• Expected to be in-service early 2009
Iatan Unit 2 Construction
• Expected to be in-service summer 2010
Comprehensive Energy Plan

December 2006	May 2008
	($ in millions)	
Estimated Project Cost, Excl. AFDC[1,2]	$1,530 - $1,671	$1,817 - $1,921
Exclusions:		
Test Run Energy, Net of Fuel		
Rail Cars		
Interconnection (System Upgrades)		
Solid Waste Landfill		
Other Miscellaneous Exclusions		
Exclusions Total	78	47
Project Costs, less Exclusions	$1,452 - $1,593	$1,770 - $1,874
Total Plant Capacity, in MW	850	850
Project Costs Less Exclusions / kW	$1,708 - $1,874	$2,083 - $2,204

Similar Projects Under Construction, Disclosed $ / KW[3]:	
Excel Energy - Commanche 3, Supercritical 750MW (estimated completion 2009)	$1,733
Duke Energy - Cliffside, Supercritical 800MW (estimated completion 2012)	2,250
GenPower Holdings - Longview, Supercritical 769MW (estimated completion 2011)	2,367

[1]AFDC = Allowance for Funds Used During Construction

[2]Also excludes initial coal inventory of $14 million

[3]Source: Research Reports International

Total Iatan 2 Cost per KW

Combined Company
Integration of the Aquila Transaction &
Synergy Attainment

Integration Coordination
Scope of the effort
• 805,100 customers across
 47 counties in MO and KS
 covering 17,934 sq. miles
• 3,170 employees - including
 920 new hires
• 30 office/service center
 locations
• 9 generation plant sites and
 10 peaking facilities
• 3,309 miles transmission,
 24,466 miles distribution,
 and 322 substations
• Gas and electric assets
 purchased by Black Hills that
 support more than 800,000
 customers in 4 other states

11
Early Integration Successes
Infrastructure
• Combined several key systems (billing, accounting, HR) as well as telecom and network platforms into a single KCP&L version for each
Operations
• Two Aquila unions consolidated into the three existing KCP&L unions
• Training initiated to align work rules, safety rules, and construction specs
• Integrated T&D
• Work management system up and running
• Supply team actively procuring fuel and purchased power
• Expanded generating fleet is meeting its operational requirements
Customer Service
• Call Center operations integrated
• Accomplished two complete billing cycles

Corporate OH & Other Not Allocated to Missouri
Regulated Operational Synergies
$302
$305
Reduced PP & Increased Revenue
Supply Chain Savings
Non-Fuel O&M
Previously Allocated to Black Hills

Great Plains expects to realize $675 million of total savings and synergies over five years
Interest Savings
Corporate Retained
& Merchant Savings
$302
$305
$68
$120
$131
$54
$27
$275
Significant Synergies Expected

Spring 2008
Summer 2008
Fall 2008
Winter 2008
2009
2010
2011

Missouri Hearings, Approval
 and Close
Shareholders
receive benefits of
synergies
File Rate Case
File Rate Case
Shareholders
receive benefits of
new synergies
Rates Effective
Rates Effective
Path to Synergy Sharing

Recent Rate Case Filings
for Recovery of Investments
& Sharing of Synergies

HIGH TENSION
2008 RETAIL PRICE PER KILOWATT HOUR, CENTS
15.0-29.9
12.0-14.9
10.0-11.9
8.0-9.9
6.0-7.9
U.S AVERAGE: 10.2¢
WA OR CA NV ID MT WY UT CO AR NM ND SD NE KS OK TX MN IA MO AR LA WI MI IL IN OH KY TN MS AL GA FL SC NC VA WV PA NY VT NH ME MA CT RI NJ DE MD DC AK HI
ELECTRICITY PRICES, PERCENT CHANGE, 2000-2008
80 70 60 50 40 30 20 10 0 -10
U.S AVERAGE: 24.1%
HI CT NV MD MA DE WA TX OR WI FL NJ RI DC AK MS MT CA AL KY ME UT CO NY TN SC MI MN ID LA GA VT IN WY NC NH PA VA OK IL AR NM AZ WV ND OH KS SD NE IA MO
Data: Energy Dept.

Business Week July 24, 2008
Missouri and Kansas Rates Below
National Average

Rate Case	File Date	Annual Revenue Increase: Traditional	Annual Revenue Increase: Additional Amortization	Annual Revenue Increase: Total	Rate Base	Return on Equity	Rate-making Equity Ratio	Rate of Return
GMO- MPS	9/5/2008	$66.0	$0.0	$66.0	$1,202,225	10.75%	53.82%	8.93%
GMO- L&P	9/5/2008	$17.1	$0.0	$17.1	$305,034	10.75%	53.82%	9.29%
GMO- Steam	9/5/2008	$1.3	$0.0	$1.3	$14,557	10.75%	53.82%	9.29%
KCPL- MO	9/5/2008	$86.4	$15.1	$101.5	$1,503,146	10.75%	53.82%	8.69%
KCPL- KS	9/5/2008	$60.4	$11.2	$71.6	$1,255,419	10.75%	55.39%	8.75%
Total		**$231.2**	**$26.3**	**$257.5**	**$4,280,381**			

GREAT PLAINS ENERGY

• Requested ROE reasonable based on extensive cost of capital analysis
• Capital structure based on Great Plains Energy consolidated capital structure
    >Excludes short-term debt
    >Per the Aquila transaction approval, Kansas filing excludes Aquila cap structure impact and synergies
Summary of Rate Cases

Capital Components	Ratio	Cost*[1]	Weighted Cost
Debt	45.47%	6.32%	2.87%
Preferred stock	0.71%	4.29%	0.03%
Common equity	53.82%	10.75%	5.79%
TOTAL	100.00%		8.69%

Capital Components	Ratio	Cost	Weighted Cost
Debt	43.46%	6.32%	2.75%
Preferred stock	1.15%	4.29%	0.05%
Common equity	55.39%	10.75%	5.95%
TOTAL	100.00%		8.75%

GREAT PLAINS ENERGY

Requested Capital Structure - Missouri
Requested Capital Structure - Kansas
Note *1: Cost of debt varies by case as follows:
 KCPL MO- 6.32%, GMO MPS- 6.851%, GMO L&P (electric and steam)- 7.634%
Requested Capital Structure

3
2.5
2
1.5
1
0.5
0

2.0
1.5
1.0
0.5
0.0

5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0

GREAT PLAINS ENERGY

$1.0
$4.3
$1.5
KCP&L GMO
$2.8
KCP&L
$2.4
$1.1
$2.3
Rate Cases Filed
8/5/2008
KCP&L Historical Rate Base
Aquila (KCP&L GMO)
Historical Rate Base
Rates Effective
1/1/2007
Rates Effective
1/1/2008
Rates Effective
5/31/2007
Rates Effective
3/1/2006
Projected Combined Rate Base
March 31, 2009
(in billions)
• Iatan 2 CWIP at 6/30/08 is approximately $500 million
Rate Base Growth

Applications filed
with MPSC
Sept. 5, 2008
Staff conducts audit
of entire operations
Now - March 2009
Update of revenue
requirement model
based on Oct. 31,
2008. Submitted
approx. Jan. 1, 2009
Staff and interveners
file
March 2009
Rebuttal testimony
March 2009
Pre-hearing
conference
April 2009
True-up of revenue
requirement model
based on April 30,
2009 & submitted
early June 2009
Hearings
May 2009
Briefs
June 2009
Decision
July 2009
Rates implemented
August 5, 2009
Projected Missouri Regulatory Timeline

 2009 and beyond: Extend the platform
 • Complete and include Iatan 1 AQCS and Sibley environmental work in rates effective in 2009
 • Include Crossroads plant in rates effective 2009
 • Integrate Aquila and deliver synergies
 • Evaluate 400 MW of additional wind
 • Complete and include Iatan 2 in rates effective 2010
 • Additional environmental spending at LaCygne 1 and potentially LaCygne 2 and Montrose
 • Continue with sound strategic planning to effectively meet future generation requirements and as an industry leader in energy efficiency
 • Increase earnings driven by investments, synergies, and enhanced by opportunities for organic service territory growth
 • Expected dividend growth, with a traditional target payout ratio, to follow
A Path to Growth